Exhibit 99.3

                                 $215,376,000(1)
                                  (Approximate)
                          GSAA Home Equity Trust 2004-6
                     GS Mortgage Securities Corp., Depositor
                            Asset-Backed Certificates

Overview of the Offered Certificates

                      Approximate                                                  Initial
                        Initial                      Primary        Target          Pass-        Average      Principal     Ratings
                       Principal     Certificate    Collateral      Credit         Through         Life        Payment      Moody's/
Certificates         Balance(1)(2)      Type         Group(3)     Support(4)       Rate(5)       (yrs)(6)   Window(6)(7)      S&P
------------------   -------------   -----------   ------------   ----------    --------------   --------   -------------   --------
A-1                   $125,553,000       Sr          Group I            7.50%   LIBOR + [___]%       2.34   08/04 - 11/10   Aaa/AAA
A-2                    $75,285,000       Sr          Group II           7.50%   LIBOR + [___]%       2.35   08/04 - 11/10   Aaa/AAA
M-1                     $6,353,000       Mez       Group I & II         4.55%   LIBOR + [___]%       4.38   09/07 - 11/10    Aa2/AA
M-2                     $4,738,000       Mez       Group I & II         2.35%   LIBOR + [___]%       4.35   08/07 - 11/10     A2/A
M-3                     $3,447,000       Mez       Group I & II         0.75%   LIBOR + [___]%       3.91   08/07 - 09/10   Baa2/BBB
------------------   -------------   -----------   ------------   ----------    --------------   --------   -------------   --------
Total                 $215,376,000

(1) The aggregate initial principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

(2) The principal balance of the Offered Certificates is based on the scheduled principal balance of the loans as of the Statistical Calculation Date rolled forward one month at an assumed prepayment rate of 6% CPR.

(3) The Class A-1 and Class A-2 Certificates are entitled to receive principal and interest payments primarily from the primary collateral group indicated. Under certain circumstances, the Class A-1 and Class A-2 Certificates may receive principal and interest from the other collateral group.

(4) Overcollateralization will be initially 0.00% building to a target of 0.75%.

(5) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.

(5) Assuming payments based on the pricing speeds outlined in "Key Terms" section of this Term Sheet and to a 10% Clean-up Call on the Certificates.

(6) The Final Scheduled Distribution Date for the Offered Certificates is the Distribution Date in June 2034.

Selected Mortgage Pool Data (7)

                                           All Loans         Group I        Group II
                                        ------------    ------------    ------------
Scheduled Principal Balance:            $216,538,042    $135,381,154     $81,156,888
Number of Mortgage Loans:                        920             761             159
Avg. Scheduled Principal Balance:           $235,367        $177,899        $510,421
Percentage of IO Loans:                        78.42%          69.15%          93.87%
Wtd. Avg. Gross Coupon:                        5.706%          5.748%          5.636%
Wtd. Avg. Net Coupon(8):                       5.443%          5.485%          5.373%
Wtd. Avg. Original FICO Score:                   706             709             701
Wtd. Avg. Original LTV Ratio:                  78.54%          78.91%          77.94%
Wtd. Avg. Std. Remaining Term (Mo.):             358             358             358
Wtd. Avg. Seasoning (Mo.):                         2               2               2
Wtd. Avg. Months to Roll:                         47              48              46
Wtd. Avg. Gross Margin:                        2.750%          2.750%          2.750%
Wtd. Avg. Initial Rate Cap:                    5.000%          5.000%          5.000%
Wtd. Avg. Periodic Rate Cap:                   1.000%          1.000%          1.000%
Wtd Avg. Gross Maximum Lifetime Rate:         11.259%         11.264%         11.250%

(7) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.

(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less Servicing Fee Rate and Trustee Fee Rate.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

o The mortgage loans in the transaction consist of Alt-A type, hybrid, adjustable rate, first lien, residential mortgage loans (the "Mortgage Loans") originated and serviced by GreenPoint Mortgage Funding, Inc. ("GreenPoint").

o Credit support for the Offered Certificates will be provided through a senior/subordinate structure, target overcollateralization of 0.75%, excess spread, and mortgage insurance on certain Mortgage Loans.

o This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Interest Rate Cap") available to pay Basis Risk Carry Forward Amounts on all Offered Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of $215,376,105, a term of 57 months beginning on the first distribution date, and the trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar with respect to such Distribution Date shown in the tables appearing on page 31 with an upper collar of 10.00%. (See Appendix A for Interest Rate Cap details).

o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSAA0406" and on Bloomberg as "GSAA 04-6".

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table

Expected Closing Date:        On or before July 29, 2004

Cut-off Date:                 July 1, 2004

Statistical Calculation
Date:                         June 1, 2004

Expected Pricing Date:        On or before July 14, 2004

First Distribution Date:      August 25, 2004

Key Terms

Offered Certificates:         Class A-1, A-2, M-1, M-2, and M-3 Certificates

Class A Certificates:         Class A-1 and A-2 Certificates

Subordinate
Certificates:                 Class M-1, M-2, and M-3 Certificates

Depositor:                    GS Mortgage Securities Corp.

Manager:                      Goldman, Sachs & Co.

Servicer:                     GreenPoint

Trustee:                      Deutsche Bank National Trust Company

Servicing Fee Rate:           25.0 bps

Trustee Fee Rate:             1.3 bps

Interest Rate Cap
Provider:                     Goldman Sachs Capital Markets LP, as the cap
                              provider. The short term unsecured debt
                              obligations of the guarantor of the cap provider, The Goldman Sachs Group, Inc., are rated P-1 by
                              Moody's, A-1 by S&P, and F1+ by Fitch. The long term unsecured debt obligations of the guarantor of the cap provider are rated Aa3 by Moody's, A+ by S&P, and AA by Fitch.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution Date:            25th day of the month or the following business
                              day

Record Date:                  For any Distribution Date, the last business day
                              of the Interest Accrual Period

Delay Days:                   0 day delay

Day Count:                    Actual/360 basis

Interest Accrual Period:      The prior Distribution Date to the day prior to
                              the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date

Pricing Prepayment
Assumption:                   30% CPR

Due Period:                   For the Mortgage Loans, the period commencing on
                              the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs

Mortgage Loans:               The trust will consist of Alt-A type, hybrid,
                              adjustable rate, first lien residential mortgage loans with an approximate average scheduled principal balance of $235,367

Group I Mortgage Loans:       Approximately $135,381,154 of Mortgage Loans with
                              original principal balances that conform to the original principal balance limits for one to four family residential mortgage loan guidelines set by either Fannie Mae or Freddie Mac

Group II Mortgage Loans:      Approximately $81,156,888 of Mortgage Loans with
                              original principal balances that may or may not conform to the original principal balance limits for one to four family residential mortgage loan guidelines set by either Fannie Mae or Freddie Mac

Servicer Advancing:           Yes as to principal and interest, subject to
                              recoverability

Compensating Interest:        The Servicer shall provide compensating interest
                              equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage
                              Loans resulting from voluntary principal prepayments on the Mortgage Loans during the month prior to the month in which the related
                              Distribution Date occurs and (B) the aggregate
                              Servicing Fee received by the Servicer for that Distribution Date

Optional Clean-up Call:       The transaction has a 10% optional clean-up call

Rating Agencies:              Moody's Investors Service and Standard & Poor's
                              Ratings Group

Minimum Denomination:         $50,000 with regard to each of the Offered
                              Certificates

Legal Investment:             It is anticipated that the Class A Certificates
                              and Class M-1 Certificates will be SMMEA eligible

ERISA Eligible:               Underwriter's exemption is expected to apply to
                              all Offered Certificates. However, prospective purchasers should consult their own counsel

Tax Treatment:                All Offered Certificates represent REMIC regular
                              interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract

Prospectus:                   The Offered Certificates will be offered pursuant
                              to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                              Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES

Structure of the Offered Certificates

Description of Principal and Interest Distributions

Until the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to maintain the overcollateralization (which is one component of the credit support available to the Certificateholders).

Interest on the Certificates will be paid monthly at a rate of one-month LIBOR plus a margin, subject to the WAC Cap or the applicable loan group cap as described below. The interest paid to each class of Offered Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Servicemember's Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the Offered Certificates attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates. Such carry forward will not be paid back after the certificate principal balance of the applicable class has been reduced to zero.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 0.75% target overcollateralization (initially 0.00% building to a target of 0.75%) (after the Step-Down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 1.50% of the aggregate scheduled principal balance of the Mortgage Loans for the applicable Distribution Date, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Cut-off Date, 100% of the Mortgage Loans with LTVs greater than 80% will be covered by borrower paid mortgage insurance.

Credit Enhancement Percentage Before Step-Down. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in August 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 15.00%.

                                                                     Step-Down
                                  Target Credit                       Credit
                                   Enhancement                      Enhancement
    Class                          Percentage                       Percentage
--------------                    -------------                     -----------
      A                                    7.50%                          15.00%
     M-1                                   4.55%                           9.10%
     M-2                                   2.35%                           4.70%
     M-3                                   0.75%                           1.50%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure and REO) or (ii) during such period, aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

    Distribution Date               Cumulative Realized Loss Percentage:
--------------------------    --------------------------------------------------

August 2007 - July 2008       1.000% for the first month, plus an additional
                              1/12th of 0.500% for each month thereafter (e.g., approximately 1.042% in August 2007)

August 2008 - July 2009       1.500% for the first month, plus an additional
                              1/12th of 0.250% for each month thereafter (e.g., approximately 1.521% in August 2008)

August 2009 - July 2010       1.750% for the first month, plus an additional
                              1/12th of 0.250% for each month thereafter (e.g., approximately 1.771% in August 2009)

August 2010 and thereafter    2.000%

Step-Up Coupons. If the Optional Clean-up Call is not exercised on the date that it is first exercisable, (i) the Pass-Through Rate on the Class A Certificates will increase to 2x their respective initial margins and the Pass-Through Rate on the Subordinate Certificates will increase to 1.5x their respective initial margins.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [__]%, (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a per annum interest rate equal to the least of (i) one-month LIBOR plus [__]%,
(ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) one-month LIBOR plus [__]% and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) one-month LIBOR plus [__]% and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) one-month LIBOR plus [__]% and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate, adjusted to actual/360.

Loan Group I Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis).

Loan Group II Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis).

Loan Group Cap. Either the Loan Group I Cap or the Loan Group II Cap.

Class A Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A Certificates will equal the sum of:
(i) the excess, if any, that the related class of Class A Certificates, as applicable, would otherwise be due at the related Pass-Through Rate (without regard to the applicable Loan Group Cap or the WAC Cap) over interest due on such class of Class A Certificates at a rate equal to the lesser of the applicable Loan Group Cap or the WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class of Class A Certificates, as applicable, remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Pass-Through Rate for such class of Class A Certificates (without regard to the WAC Cap or Loan Group I Cap or Loan Group II Cap).

Class M-1, M-2, and M-3 Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, and M-3 Certificates will equal the sum of (i) the excess, if any, of interest that would


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

Accrued Certificate Interest. For each class of the Offered Certificates for on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less servicing fees.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer on the related Servicer Remittance Date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less servicing fees and trustee fees) and available for distribution during the related due period, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 85.00% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date and (B) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date minus approximately 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date) and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 90.90% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the certificate principal balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 98.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable servicer for the related advances and the applicable servicing fees, and trustee fees in respect of such Mortgage Loan.

Distributions

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be distributed sequentially as follows:

      (i)   Concurrently,

            (A) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-1 Certificates from prior Distribution Dates;

            (B) from the Interest Remittance Amount related to the Group II Mortgage Loans to the Class A-2 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-2 Certificates from prior Distribution Dates;


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

            (C) provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (A) or (B) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (A) or (B) above will be available to cover that shortfall;

      (ii)  to the Class M-1 Certificates, their Accrued Certificate Interest,

      (iii) to the Class M-2 Certificates, their Accrued Certificate Interest, and

      (iv)  to the Class M-3 Certificates, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates the Group I Principal Distribution Amount, until their certificate principal balance has been reduced to zero, and

(b) to the Class A-2 Certificates, the Group II Principal Distribution Amount, until their certificate principal balance has been reduced to zero, and

(c) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) and (b) will be distributed sequentially in the following order of priority:

      (i) to the Class M-1 Certificates, until their certificate principal balance has been reduced to zero,

      (ii) to the Class M-2 Certificates, until their certificate principal balance has been reduced to zero, and

      (iii) to the Class M-3 Certificates, until their certificate principal balance has been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be distributed sequentially as follows:

(a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-1 Certificates, until their certificate principal balance has been reduced to zero, and

(b) to the Class A-2 Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-2 Certificates, until their certificate principal balance has been reduced to zero, and

(c) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraphs (a) and (b) will be distributed sequentially in the following order of priority:

      (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their certificate principal balance has been reduced to zero,

      (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their certificate principal balance has been reduced to zero, and

      (iii) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their certificate principal balance has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be distributed sequentially as follows:

      (i) to pay the holders of the Offered Certificates in respect of principal (in the order of priority as described above under "Principal Distributions on the Offered Certificates"),

      (ii) to the Class M-1 Certificates, their unpaid interest shortfall amount,


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (iii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

      (iv) to the Class M-3 Certificates, their unpaid interest shortfall amount,

      (v) concurrently, any Class A Basis Risk Carry Forward Amount to the Class A Certificates pro rata, based on the Class A Basis Risk Carry Forward Amounts payable to each class of the Class A Certificates, and

      (vi) sequentially, to Class M-1, M-2, M-3 Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts.

      (vii) (A) from any available Interest Rate Cap payments, concurrently and pro rata (based on their respective unpaid Basis Risk Carry Forward Amounts) to the Class A-1 and Class A-2 Certificates up to their respective unpaid Basis Risk Carry Forward Amount, (B) from any remaining Interest Rate Cap payments, sequentially to the Class M-1, M-2, and M-3 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts, and (C) to the extent remaining to the excess cashflow certificates.

Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class M-3, M-2 and M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of Class A Certificates.

Class A Principal Allocation. All principal distributions to the Class A Certificates on any Distribution Date will be allocated between (i) the Class A-1 Certificates and (ii) the Class A-2 Certificates based on the Class A Principal Allocation Percentage for each such Class on such Distribution Date; provided, however, that if the certificate principal balance of any class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the other Class A Certificates remaining outstanding until the certificate principal balance of such Class have been reduced to zero.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates

The assumptions for the breakeven CDR table below are as follows:

o     The Pricing Prepayment Assumption (as defined on page 3 above) is applied

o 1-month and 6-month Forward LIBOR curves (as of close on July 12, 2004) are used

o     33% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par

                                   First Dollar of Loss        LIBOR Flat               0% Return
                                  ---------------------   ---------------------   ---------------------
Class M-1   CDR (%)                               10.29                   10.48                   11.47
            Yield (%)                            4.7685                  4.0777                  0.0051
            WAL (yr)                               4.99                    4.98                    4.74
            Modified Duration                      4.48                    4.48                    4.48
            Principal Window              Jul09 - Jul09           Jul09 - Jul09           Jun09 - Jun09
            Principal Writedown        1,549.63 (0.02%)      244,368.54 (3.85%)   1,447,531.87 (22.79%)
            Total Collat Loss     14,617,511.19 (6.79%)   14,854,024.19 (6.90%)   15,985,024.59 (7.42%)

Class M-2   CDR (%)                                6.69                    6.94                    7.61
            Yield (%)                            5.4518                  4.1642                  0.0457
            WAL (yr)                               5.41                    5.36                    5.02
            Modified Duration                      4.71                    4.73                    4.72
            Principal Window              Dec09 - Dec09           Dec09 - Dec09           Nov09 - Nov09
            Principal Writedown        9,009.49 (0.19%)      368,816.55 (7.78%)   1,297,183.44 (27.38%)
            Total Collat Loss     10,190,025.73 (4.73%)   10,536,874.44 (4.89%)   11,400,408.93 (5.29%)

Class M-3   CDR (%)                                4.01                    4.30                    4.85
            Yield (%)                            5.9986                  4.2399                  0.0618
            WAL (yr)                               5.74                    5.60                    5.11
            Modified Duration                      4.87                    4.89                    4.89
            Principal Window              Apr10 - Apr10           Apr10 - Apr10           Mar10 - Mar10
            Principal Writedown       10,676.96 (0.31%)     370,391.31 (10.75%)   1,045,877.35 (30.34%)
            Total Collat Loss      6,449,411.05 (2.99%)    6,888,398.40 (3.20%)    7,676,596.81 (3.56%)


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data

                             All Mortgage Loans (1)

Scheduled Principal Balance:                                       $216,538,042
Number of Mortgage Loans:                                                   920
Average Scheduled Principal Balance:                                   $235,367
Percentage of IOs:                                                        78.42%
Weighted Average Gross Coupon:                                            5.706%
Weighted Average Net Coupon (2):                                          5.443%
Weighted Average Original FICO Score:                                       706
Weighted Average Original LTV Ratio:                                      78.54%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning (months):                                          2
Weighted Average Months to Roll:                                             47
Weighted Average Gross Margin:                                             2.75%
Weighted Average Initial Rate Cap:                                         5.00%
Weighted Average Periodic Rate Cap:                                        1.00%
Weighted Average Gross Maximum Lifetime Rate:                             11.26%

(1) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fee.

                    Distribution by Current Principal Balance

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Principal Loan Balance        Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
$50,000 & Below                   15      $695,349    0.32%     6.165%       695    $46,357     69.03%     77.72%   18.87%     6.62%
$50,001 - $75,000                 58     3,845,348    1.78      5.731        714     66,299     76.90      86.56    27.04     17.48
$75,001 - $100,000                87     7,716,028    3.56      5.759        721     88,690     77.68      86.39    30.79     12.11
$100,001 - $125,000               97    10,983,981    5.07      5.892        711    113,237     79.07      87.04    32.68     24.26
$125,001 - $150,000              103    14,189,243    6.55      5.817        711    137,760     78.70      87.43    32.89     29.89
$150,001 - $200,000              133    23,298,918   10.76      5.776        711    175,180     78.44      85.18    19.09     39.56
$200,001 - $250,000               99    22,050,281   10.18      5.728        703    222,730     79.29      86.35    20.23     52.90
$250,001 - $300,000               87    23,841,267   11.01      5.743        709    274,038     79.57      86.88    18.15     43.71
$300,001 - $350,000               69    22,251,848   10.28      5.564        703    322,491     79.39      84.94    11.59     57.60
$350,001 - $400,000               43    16,239,370    7.50      5.693        704    377,660     78.28      83.32    21.67     55.39
$400,001 - $450,000               27    11,436,596    5.28      5.555        707    423,578     79.44      87.60    22.51     59.60
$450,001 - $500,000               33    15,994,627    7.39      5.753        699    484,686     78.49      85.40    18.21     60.68
$500,001 - $550,000               20    10,542,430    4.87      5.634        697    527,122     78.91      85.63    15.27     70.02
$550,001 - $600,000               15     8,595,351    3.97      5.682        677    573,023     78.82      89.20    19.66     93.45
$600,001 - $650,000               14     8,892,280    4.11      5.595        691    635,163     78.49      88.29    14.62     85.46
$650,001 - $700,000                6     4,158,750    1.92      5.731        738    693,125     76.08      89.71     0.00     83.20
$700,001 - $750,000                1       740,000    0.34      5.750        664    740,000     80.00      80.00     0.00    100.00
$750,001 - $800,000                5     3,904,250    1.80      6.150        726    780,850     75.85      79.61    39.84     19.67
$800,001 - $850,000                4     3,356,889    1.55      5.626        710    839,222     74.81      82.29    25.02     74.98
$850,001 - $900,000                1       880,000    0.41      4.875        762    880,000     80.00      80.00     0.00    100.00
$950,001 - $1,000,000              3     2,925,236    1.35      5.007        729    975,079     69.63      69.63     0.00     67.28
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            920  $216,538,042  100.00%     5.706%       706   $235,367     78.54%     85.75%   20.14%    51.51%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Current Rate                  Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
4.99% & Below                    103   $27,093,350   12.51%     4.720%       715   $263,042     77.06%     81.52%   26.12%    59.93%
5.00- 5.49%                      191    45,323,817   20.93      5.240        715    237,297     79.15      85.22    18.47     58.31
5.50- 5.99%                      307    75,225,707   34.74      5.686        703    245,035     78.25      86.21    19.92     56.02
6.00- 6.49%                      177    39,319,005   18.16      6.153        704    222,141     78.68      86.38    23.60     41.38
6.50- 6.99%                      110    22,081,515   10.20      6.633        696    200,741     79.44      88.26    13.82     42.48
7.00- 7.49%                       26     5,648,109    2.61      7.109        703    217,235     79.63      89.68    15.13     19.28
7.50- 7.99%                        6     1,846,540    0.85      7.533        679    307,757     80.00      87.10     0.00      0.00
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            920  $216,538,042  100.00%     5.706%       706   $235,367     78.54%     85.75%   20.14%    51.51%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                              Distribution by FICO

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Credit Score                  Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
780 and above                     55   $12,275,475    5.67%     5.582%       793   $223,190     77.78%     84.93%   20.72%    40.40%
760-779                           76    21,202,812    9.79      5.510        769    278,984     77.14      84.05    17.54     39.73
740-759                          106    21,414,614    9.89      5.695        750    202,025     78.96      87.17    23.57     32.70
720-739                          142    29,049,762   13.42      5.578        729    204,576     78.95      85.47    21.12     40.49
700-719                          126    27,860,641   12.87      5.712        708    221,116     79.38      88.22    22.28     37.32
680-699                          152    32,120,803   14.83      5.779        689    211,321     79.24      86.32    19.91     46.22
660-679                          130    36,703,978   16.95      5.821        669    282,338     78.67      85.12    18.96     65.09
640-659                          103    27,225,829   12.57      5.759        650    264,328     77.69      84.98    16.71     81.08
620-639                           29     8,531,328    3.94      5.862        631    294,184     77.42      83.50    24.19     94.14
600-619                            1       152,800    0.07      6.125        619    152,800     80.00      89.95     0.00    100.00
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            920  $216,538,042  100.00%     5.706%       706   $235,367     78.54%     85.75%   20.14%    51.51%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                          Distribution by Original LTV

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Orig LTV                      Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
40.00% & Below                     5      $494,017    0.23%     5.405%       742    $98,803     28.74%     28.74%    0.00%    26.15%
40.01 - 50.00%                     9     1,312,657    0.61      5.758        710    145,851     46.58      50.46     0.00     38.24
50.01 - 60.00%                    13     2,865,138    1.32      5.147        705    220,395     55.74      59.33     0.00     61.80
60.01 - 70.00%                    69    19,227,710    8.88      5.636        711    278,662     67.42      71.80    21.48     39.74
70.01 - 80.00%                   727   169,956,528   78.49      5.741        705    233,778     78.92      87.52    22.44     46.98
80.01 - 85.00%                    12     2,521,660    1.16      5.451        702    210,138     84.58      84.58     6.67     93.33
85.01 - 90.00%                    49    11,695,531    5.40      5.586        705    238,684     89.61      89.61     8.42     94.32
90.01 - 95.00%                    36     8,464,801    3.91      5.605        712    235,133     94.78      94.78     2.33     97.67
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            920  $216,538,042  100.00%     5.706%       706   $235,367     78.54%     85.75%   20.14%    51.51%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                          Distribution by Document Type

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Documentation                 Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
Limited                          707  $172,920,924   79.86%     5.725%       706   $244,584     78.55%     85.16%    0.00%    56.82%
Full Doc                         213    43,617,119   20.14      5.631        708    204,775     78.53      88.10   100.00     30.49
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            920  $216,538,042  100.00%     5.706%       706   $235,367     78.54%     85.75%   20.14%    51.51%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Loan Purpose                  Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
Purchase                         582  $131,198,125   60.59%     5.733%       718   $225,426     80.36%     88.91%   20.00%    42.33%
Cashout Refi                     177    47,939,686   22.14      5.667        685    270,846     75.90      79.57    16.96     70.08
Rate/Term Refi                   161    37,400,232   17.27      5.661        693    232,300     75.54      82.61    24.74     59.93
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            920  $216,538,042  100.00%     5.706%       706   $235,367     78.54%     85.75%   20.14%    51.51%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                        Distribution by Occupancy Status

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Occupancy Status              Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
Owner Occupied                   371  $111,543,190   51.51%     5.597%       693   $300,655     79.80%     87.07%   11.92%   100.00%
Non-owner Occupied               536   101,422,561   46.84      5.819        720    189,221     77.21      84.29    29.73      0.00
Second Home                       13     3,572,291    1.65      5.867        723    274,792     77.01      86.52     4.74      0.00
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            920  $216,538,042  100.00%     5.706%       706   $235,367     78.54%     85.75%   20.14%    51.51%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                          Distribution by Property Type

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Property Type                 Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
Single Family Detached           475  $112,248,275   51.84%     5.619%       701   $236,312     78.53%     85.78%   17.27%    60.06%
2-4 Family                       152    40,387,068   18.65      5.982        717    265,704     77.65      84.36    24.89     29.71
PUD Detached                     125    30,956,028   14.30      5.591        705    247,648     79.80      87.35    18.91     58.93
Condo                            102    21,062,033    9.73      5.838        713    206,491     79.33      87.24    21.61     42.80
PUD Attached                      39     6,623,058    3.06      5.431        703    169,822     78.80      86.60    14.46     44.77
Single Family Attached            26     5,116,481    2.36      5.953        707    196,788     74.84      79.63    54.98     37.20
PUD                                1       145,100    0.07      5.375        654    145,100     73.28      73.28     0.00      0.00
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            920  $216,538,042  100.00%     5.706%       706   $235,367     78.54%     85.75%   20.14%    51.51%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                              Distribution by State

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
State                         Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
California(Southern)             162   $53,775,096   24.83%     5.734%       704   $331,945     77.93%     84.89%   19.63%    53.47%
California(Northern)             137    44,431,843   20.52      5.668        708    324,320     77.31      84.33    19.41     51.82
Florida                           62    11,606,658    5.36      5.615        711    187,204     81.59      87.85    19.50     57.41
Washington                        50     8,917,400    4.12      5.747        701    178,348     78.97      87.35    14.53     40.13
Arizona                           55     8,406,044    3.88      5.891        706    152,837     79.59      90.00    26.97     42.70
Georgia                           52     8,370,617    3.87      5.295        706    160,973     77.40      84.49    40.34     45.82
Illinois                          33     7,711,634    3.56      5.897        711    233,686     79.62      88.61    12.65     44.93
New York                          26     7,673,860    3.54      6.084        703    295,148     79.62      85.97     9.69     55.77
Texas                             45     6,824,554    3.15      5.611        700    151,657     80.59      86.39    15.61     34.76
Colorado                          35     6,586,601    3.04      5.678        704    188,189     77.49      86.64    18.83     42.12
Oregon                            26     5,294,738    2.45      5.751        697    203,644     78.48      84.43    25.46     30.23
Others                           237    46,938,998   21.68      5.684        709    198,055     79.10      86.17    21.02     58.81
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            920  $216,538,042  100.00%     5.706%       706   $235,367     78.54%     85.75%   20.14%    51.51%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Zip Codes                     Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
94595                              5    $1,995,000    0.92%     6.375%       735   $399,000     70.00%     70.00%  100.00%     0.00%
90404                              2     1,568,750    0.72      6.000        766    784,375     74.70      74.70     0.00      0.00
60610                              3     1,540,874    0.71      5.890        719    513,625     79.99      83.45     0.00      0.00
90802                              2     1,319,000    0.61      6.632        694    659,500     80.00      86.12     0.00     40.86
95037                              2     1,288,800    0.60      5.337        669    644,400     77.22      87.63     0.00    100.00
94560                              3     1,233,600    0.57      5.633        697    411,200     80.00      92.32     0.00    100.00
94603                              4     1,170,311    0.54      6.226        713    292,578     80.00      88.88     0.00     39.85
95747                              3     1,092,000    0.50      5.598        674    364,000     80.00      88.01     0.00     31.72
30004                              2     1,086,136    0.50      4.943        719    543,068     75.54      77.17    10.85     89.15
92649                              1     1,000,000    0.46      5.500        695  1,000,000     68.97      68.97     0.00    100.00
Others                           893   203,243,571   93.86      5.695        706    227,596     78.68      86.06    20.42     52.01
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            920  $216,538,042  100.00%     5.706%       706   $235,367     78.54%     85.75%   20.14%    51.51%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                  Distribution by Remaining Months to Maturity

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Remaining Months To Maturity  Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
331 - 360                        920  $216,538,042  100.00%     5.706%       706   $235,367     78.54%     85.75%   20.14%    51.51%
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            920  $216,538,042  100.00%     5.706%       706   $235,367     78.54%     85.75%   20.14%    51.51%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                        Distribution by Amortization Type

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Amortization Type             Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
3/1 Hybrid                       493  $119,649,960   55.26%     5.535%       707   $242,698     78.66%     86.41%   19.99%    50.24%
5/1 Hybrid                       386    86,102,841   39.76      5.919        704    223,064     78.62      85.37    19.63     51.77
10/1 Hybrid                       24     6,277,094    2.90      5.975        716    261,546     76.12      83.03    26.62     70.21
7/1 Hybrid                        17     4,508,148    2.08      5.778        704    265,185     77.39      79.60    24.94     54.52
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            920  $216,538,042  100.00%     5.706%       706   $235,367     78.54%     85.75%   20.14%    51.51%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                          Distribution Prepayment Term

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Prepayment Term               Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
0                                613  $145,505,659   67.20%     5.680%       709   $237,366     78.53%     85.65%   19.78%    52.72%
36                               306    70,776,460   32.69      5.760        700    231,296     78.51      85.94    20.96     48.86
42                                 1       255,924    0.12      5.375        715    255,924     95.00      95.00     0.00    100.00
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            920  $216,538,042  100.00%     5.706%       706   $235,367     78.54%     85.75%   20.14%    51.51%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Periodic Cap

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Periodic Cap                  Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
1.00%                            920  $216,538,042  100.00%     5.706%       706   $235,367     78.54%     85.75%   20.14%    51.51%
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            920  $216,538,042  100.00%     5.706%       706   $235,367     78.54%     85.75%   20.14%    51.51%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                      Distribution by Months to Rate Reset

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Months To Rate Reset          Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
25-36                            493  $119,649,960   55.26%     5.535%       707   $242,698     78.66%     86.41%   19.99%    50.24%
43-56                             78    14,668,052    6.77      6.523        708    188,052     78.64      85.40    11.63     35.79
57-70                            308    71,434,789   32.99      5.795        703    231,931     78.62      85.36    21.28     55.05
71-84                             17     4,508,148    2.08      5.778        704    265,185     77.39      79.60    24.94     54.52
109-120                           24     6,277,094    2.90      5.975        716    261,546     76.12      83.03    26.62     70.21
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            920  $216,538,042  100.00%     5.706%       706   $235,367     78.54%     85.75%   20.14%    51.51%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                      Distribution by Maximum Lifetime Rate

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Life Maximum Rate             Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
9.00- 9.49%                        2      $513,355    0.24%     4.230%       717   $256,678     77.74%     77.74%    0.00%   100.00%
9.50- 9.99%                       29     6,488,242    3.00      4.785        712    223,732     78.62      79.85    18.68     77.99
10.00-10.49%                      74    18,458,865    8.52      5.055        723    249,444     79.14      82.82    17.75     64.12
10.50-10.99%                     195    49,010,468   22.63      5.385        708    251,336     77.40      84.14    25.17     58.07
11.00-11.49%                     220    49,073,084   22.66      5.616        707    223,059     78.18      85.20    24.05     48.00
11.50-11.99%                     252    60,035,840   27.73      5.944        699    238,237     78.88      87.53    16.29     51.64
12.00-12.49%                     107    24,938,937   11.52      6.314        705    233,074     79.32      88.30    16.57     36.73
12.50-12.99%                      37     7,096,523    3.28      6.858        703    191,798     80.66      89.37    13.82     20.79
13.00-13.49%                       4       922,728    0.43      7.026        694    230,682     87.80      93.73    10.21     51.99
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            920  $216,538,042  100.00%     5.706%       706   $235,367     78.54%     85.75%   20.14%    51.51%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                      Distribution by Minimum Lifetime Rate

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Life Minimum Rate             Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
2.00- 2.49%                        1      $119,203    0.06%     5.625%       774   $119,203     79.98%     89.99%    0.00%     0.00%
2.50- 2.99%                      919   216,418,839   99.94      5.706        706    235,494     78.54      85.75    20.15     51.54
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            920  $216,538,042  100.00%     5.706%       706   $235,367     78.54%     85.75%   20.14%    51.51%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Margin                        Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
2.00%- 2.49%                       1      $119,203    0.06%     5.625%       774   $119,203     79.98%     89.99%    0.00%     0.00%
2.50%- 2.99%                     919   216,418,839   99.94      5.706        706    235,494     78.54      85.75    20.15     51.54
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            920  $216,538,042  100.00%     5.706%       706   $235,367     78.54%     85.75%   20.14%    51.51%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                      Distribution by First Adjustment Cap

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
First Adj Cap                 Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
5.00%                            920  $216,538,042  100.00%     5.706%       706   $235,367     78.54%     85.75%   20.14%    51.51%
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            920  $216,538,042  100.00%     5.706%       706   $235,367     78.54%     85.75%   20.14%    51.51%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                      Distribution by Periodic Lifetime Cap

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Periodic Life Cap             Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
5.00%                            427   $96,888,083   44.74%     5.916%       705   $226,904     78.40%     84.95%   20.33%    53.09%
6.00%                            493   119,649,960   55.26      5.535        707    242,698     78.66      86.41    19.99     50.24
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            920  $216,538,042  100.00%     5.706%       706   $235,367     78.54%     85.75%   20.14%    51.51%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Group I Mortgage Loans (1)

Scheduled Principal Balance:                                       $135,381,154
Number of Mortgage Loans:                                                   761
Average Scheduled Principal Balance:                                   $177,899
Percentage of IOs:                                                        69.15%
Weighted Average Gross Coupon:                                            5.748%
Weighted Average Net Coupon (2):                                          5.485%
Weighted Average Original FICO Score:                                       709
Weighted Average Original LTV Ratio:                                      78.91%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning (months):                                          2
Weighted Average Months to Roll:                                             48
Weighted Average Gross Margin:                                             2.75%
Weighted Average Initial Rate Cap:                                         5.00%
Weighted Average Periodic Rate Cap:                                        1.00%
Weighted Average Gross Maximum Lifetime Rate:                             11.26%

(1) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less Servicing Fee Rate and Trustee Fee Rate.

                    Distribution by Current Principal Balance

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Principal Loan Balance        Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
$50,000 & Below                   15      $695,349    0.51%     6.165%       695    $46,357     69.03%     77.72%   18.87%     6.62%
$50,001 - $75,000                 58     3,845,348    2.84      5.731        714     66,299     76.90      86.56    27.04     17.48
$75,001 - $100,000                87     7,716,028    5.70      5.759        721     88,690     77.68      86.39    30.79     12.11
$100,001 - $125,000               97    10,983,981    8.11      5.892        711    113,237     79.07      87.04    32.68     24.26
$125,001 - $150,000              103    14,189,243   10.48      5.817        711    137,760     78.70      87.43    32.89     29.89
$150,001 - $200,000              133    23,298,918   17.21      5.776        711    175,180     78.44      85.18    19.09     39.56
$200,001 - $250,000               99    22,050,281   16.29      5.728        703    222,730     79.29      86.35    20.23     52.90
$250,001 - $300,000               87    23,841,267   17.61      5.743        709    274,038     79.57      86.88    18.15     43.71
$300,001 - $350,000               62    19,854,220   14.67      5.583        705    320,229     79.68      85.34    12.99     55.95
$350,001 - $400,000                7     2,571,860    1.90      5.842        722    367,409     77.90      84.93    15.55     28.12
$400,001 - $450,000                4     1,697,277    1.25      5.685        706    424,319     77.81      88.37    50.15     24.75
$450,001 - $500,000                6     2,926,300    2.16      5.678        695    487,717     79.53      88.18    51.26     31.79
$500,001 - $550,000                1       539,000    0.40      5.375        720    539,000     79.99      94.98     0.00    100.00
$550,001 - $600,000                1       562,619    0.42      5.375        774    562,619     75.00      75.00     0.00      0.00
$600,001 - $650,000                1       609,462    0.45      7.000        717    609,462     80.00      90.00     0.00    100.00
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            761  $135,381,154  100.00%     5.748%       709   $177,899     78.91%     86.27%   22.43%    40.03%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Current Rate                  Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
4.99% & Below                     84   $15,964,843   11.79%     4.695%       720   $190,058     78.00%     82.71%   32.36%    47.49%
5.00- 5.49%                      153    27,728,911   20.48      5.228        718    181,235     78.89      84.78    24.16     46.39
5.50- 5.99%                      243    42,292,841   31.24      5.707        707    174,045     78.53      85.81    21.49     42.73
6.00- 6.49%                      156    28,656,368   21.17      6.161        704    183,695     79.30      87.90    21.48     33.68
6.50- 6.99%                       97    15,765,817   11.65      6.641        700    162,534     79.85      89.15    15.24     34.33
7.00- 7.49%                       23     3,905,835    2.89      7.050        707    169,819     79.77      91.08    21.88     15.60
7.50- 7.99%                        5     1,066,540    0.79      7.557        682    213,308     80.00      92.29     0.00      0.00
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            761  $135,381,154  100.00%     5.748%       709   $177,899     78.91%     86.27%   22.43%    40.03%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                              Distribution by FICO

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Credit Score                  Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
780 and above                     44    $7,198,991    5.32%     5.650%       793   $163,613     77.60%     84.60%   35.33%    22.19%
760-779                           60    11,297,258    8.34      5.553        770    188,288     79.11      85.77    22.35     35.68
740-759                           97    16,429,325   12.14      5.722        750    169,374     78.87      86.13    27.97     26.76
720-739                          124    20,897,631   15.44      5.641        729    168,529     79.35      86.70    15.41     36.73
700-719                          109    19,557,442   14.45      5.677        709    179,426     79.84      88.87    28.41     30.83
680-699                          134    22,476,570   16.60      5.774        689    167,736     79.49      86.87    21.73     35.82
660-679                           94    18,469,443   13.64      5.944        670    196,483     78.17      85.39    20.49     46.13
640-659                           78    14,468,271   10.69      5.873        651    185,491     76.85      83.14     8.25     67.77
620-639                           20     4,433,423    3.27      5.939        631    221,671     81.24      87.99    46.54     88.73
600-619                            1       152,800    0.11      6.125        619    152,800     80.00      89.95     0.00    100.00
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            761  $135,381,154  100.00%     5.748%       709   $177,899     78.91%     86.27%   22.43%    40.03%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                          Distribution by Original LTV

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Orig LTV                      Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
40.00% & Below                     5      $494,017    0.36%     5.405%       742    $98,803     28.74%     28.74%    0.00%    26.15%
40.01 - 50.00%                     9     1,312,657    0.97      5.758        710    145,851     46.58      50.46     0.00     38.24
50.01 - 60.00%                    11     2,045,757    1.51      5.412        701    185,978     56.49      61.52     0.00     46.50
60.01 - 70.00%                    50     8,444,539    6.24      5.461        705    168,891     66.96      72.80     6.02     42.40
70.01 - 80.00%                   603   106,925,412   78.98      5.809        710    177,322     79.09      87.81    26.66     31.70
80.01 - 85.00%                    11     2,021,660    1.49      5.470        709    183,787     84.51      84.51     8.32     91.68
85.01 - 90.00%                    41     7,765,460    5.74      5.488        708    189,401     89.52      89.52    12.68     91.44
90.01 - 95.00%                    31     6,371,652    4.71      5.627        708    205,537     94.70      94.70     3.10     96.90
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            761  $135,381,154  100.00%     5.748%       709   $177,899     78.91%     86.27%   22.43%    40.03%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                          Distribution by Document Type

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Documentation                 Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
Limited                          574  $105,013,829   77.57%     5.783%       708   $182,951     78.77%     85.38%    0.00%    46.76%
Full Doc                         187    30,367,325   22.43      5.625        714    162,392     79.38      89.35   100.00     16.75
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            761  $135,381,154  100.00%     5.748%       709   $177,899     78.91%     86.27%   22.43%    40.03%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Loan Purpose                  Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
Purchase                         494   $85,619,407   63.24%     5.804%       719   $173,319     80.93%     89.91%   24.56%    32.23%
Cashout Refi                     136    26,737,713   19.75      5.703        688    196,601     75.00      77.99    18.91     52.59
Rate/Term Refi                   131    23,024,034   17.01      5.589        696    175,756     75.92      82.35    18.60     54.43
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            761  $135,381,154  100.00%     5.748%       709   $177,899     78.91%     86.27%   22.43%    40.03%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                        Distribution by Occupancy Status

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Occupancy Status              Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
Non-Owner                        491   $79,146,334   58.46%     5.828%       718   $161,194     77.56%     85.36%   31.73%     0.00%
Owner Occupied                   260    54,190,903   40.03      5.630        696    208,427     80.83      87.56     9.39    100.00
Second Home                       10     2,043,917    1.51      5.762        705    204,392     79.90      87.34     8.28      0.00
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            761  $135,381,154  100.00%     5.748%       709   $177,899     78.91%     86.27%   22.43%    40.03%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                          Distribution by Property Type

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Property Type                 Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occu-pied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
Single Family Detached           378   $63,508,899   46.91%     5.673%       703   $168,013     78.84%     86.18%   18.45%    46.27%
2-4 Family                       141    32,671,119   24.13      5.939        717    231,710     77.92      85.17    28.36     25.28
PUD Detached                      96    16,879,916   12.47      5.618        714    175,832     80.26      87.84    23.25     46.90
Condo                             90    14,862,481   10.98      5.873        715    165,139     79.88      87.34    27.69     37.28
PUD Attached                      36     4,979,158    3.68      5.490        709    138,310     79.25      86.73    19.24     39.59
Single Family Attached            19     2,334,481    1.72      5.817        693    122,867     78.00      85.75    16.62     47.83
PUD                                1       145,100    0.11      5.375        654    145,100     73.28      73.28     0.00      0.00
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            761  $135,381,154  100.00%     5.748%       709   $177,899     78.91%     86.27%   22.43%    40.03%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                              Distribution by State

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
State                         Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
California(Southern)             109   $25,535,010   18.86%     5.712%       711   $234,266     77.76%     84.67%   20.74%    36.12%
California(Northern)              91    22,158,436   16.37      5.693        715    243,499     77.10      84.53    17.63     36.50
Florida                           59    10,259,458    7.58      5.660        711    173,889     81.80      87.13    22.06     51.82
Washington                        49     8,357,500    6.17      5.797        699    170,561     78.90      86.89    15.51     36.12
Georgia                           50     6,562,380    4.85      5.411        709    131,248     78.70      87.74    38.65     30.89
Arizona                           50     6,091,019    4.50      5.733        717    121,820     79.58      89.95    37.22     27.86
Colorado                          33     5,656,601    4.18      5.709        711    171,412     76.65      86.17    14.32     32.60
Illinois                          29     5,333,871    3.94      6.059        703    183,927     79.45      88.32    18.29     49.27
New York                          21     5,163,318    3.81      6.174        698    245,872     79.02      84.95    14.40     53.35
Texas                             41     5,002,832    3.70      5.755        704    122,020     81.12      87.73    21.30     23.85
Nevada                            26     4,094,337    3.02      5.758        704    157,475     80.34      87.11    25.53     22.30
Others                           203    31,166,390   23.02      5.785        707    153,529     79.85      86.88    26.19     49.69
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            761  $135,381,154  100.00%     5.748%       709   $177,899     78.91%     86.27%   22.43%    40.03%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Zip Codes                     Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
94603                              4    $1,170,311    0.86%     6.226%       713   $292,578     80.00%     88.88%    0.00%    39.85%
95436                              3       974,250    0.72      4.750        758    324,750     75.00      75.00   100.00      0.00
85338                              8       911,639    0.67      5.913        724    113,955     77.95      84.08    11.75     37.80
92543                              3       836,200    0.62      5.918        694    278,733     78.04      84.13     0.00      0.00
94596                              2       827,150    0.61      4.798        743    413,575     72.57      72.57   100.00      0.00
94606                              2       751,113    0.55      5.559        747    375,556     80.00      92.15     0.00    100.00
92105                              2       743,933    0.55      5.287        678    371,966     80.00      90.00    67.21     32.79
92113                              2       680,553    0.50      5.681        674    340,276     77.58      82.74     0.00     51.61
92102                              2       678,883    0.50      5.267        706    339,441     80.00      85.17    48.31      0.00
11434                              2       650,623    0.48      6.321        693    325,311     75.72      84.29     0.00    100.00
Others                           731   127,156,500   93.92      5.758        709    173,949     78.98      86.43    21.73     40.41
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            761  $135,381,154  100.00%     5.748%       709   $177,899     78.91%     86.27%   22.43%    40.03%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                  Distribution by Remaining Months to Maturity

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Remaining Months To Maturity  Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
331 - 360                        761  $135,381,154  100.00%     5.748%       709   $177,899     78.91%     86.27%   22.43%    40.03%
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            761  $135,381,154  100.00%     5.748%       709   $177,899     78.91%     86.27%   22.43%    40.03%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                        Distribution by Amortization Type

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Amortization Type             Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
3/1 Hybrid                       397   $69,938,517   51.66%     5.589%       709   $176,168     78.77%     87.07%   25.30%    36.43%
5/1 Hybrid                       333    59,425,744   43.90      5.909        707    178,456     79.22      85.83    19.26     44.11
10/1 Hybrid                       18     3,082,796    2.28      6.039        733    171,266     77.15      81.43    18.77     52.41
7/1 Hybrid                        13     2,934,098    2.17      5.964        724    225,700     77.79      81.19    21.97     30.12
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            761  $135,381,154  100.00%     5.748%       709   $177,899     78.91%     86.27%   22.43%    40.03%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                          Distribution Prepayment Term

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Prepayment Term               Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
0                                509   $91,782,466   67.80%     5.750%       712   $180,319     78.94%     86.22%   21.35%    42.02%
36                               251    43,342,764   32.02      5.744        703    172,680     78.74      86.32    24.85     35.45
42                                 1       255,924    0.19      5.375        715    255,924     95.00      95.00     0.00    100.00
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            761  $135,381,154  100.00%     5.748%       709   $177,899     78.91%     86.27%   22.43%    40.03%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Periodic Cap

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Periodic Cap                  Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
1.00%                            761  $135,381,154  100.00%     5.748%       709   $177,899     78.91%     86.27%   22.43%    40.03%
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            761  $135,381,154  100.00%     5.748%       709   $177,899     78.91%     86.27%   22.43%    40.03%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                      Distribution by Months to Rate Reset

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Months To Rate Reset          Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
25-36                            397   $69,938,517   51.66%     5.589%       709   $176,168     78.77%     87.07%   25.30%    36.43%
43-56                             73    11,969,800    8.84      6.438        709    163,970     79.18      86.42    14.26     38.87
57-70                            260    47,455,944   35.05      5.775        706    182,523     79.23      85.68    20.53     45.43
71-84                             13     2,934,098    2.17      5.964        724    225,700     77.79      81.19    21.97     30.12
109-120                           18     3,082,796    2.28      6.039        733    171,266     77.15      81.43    18.77     52.41
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            761  $135,381,154  100.00%     5.748%       709   $177,899     78.91%     86.27%   22.43%    40.03%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                      Distribution by Maximum Lifetime Rate

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Life Maximum Rate             Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
9.00- 9.49%                        2      $513,355    0.38%     4.230%       717   $256,678     77.74%     77.74%    0.00%   100.00%
9.50- 9.99%                       26     4,922,042    3.64      4.757        720    189,309     78.77      80.39     7.56     70.99
10.00-10.49%                      60    12,150,442    8.97      5.059        723    202,507     79.37      82.48    19.86     58.09
10.50-10.99%                     158    28,018,039   20.70      5.440        712    177,329     78.13      84.42    30.64     40.25
11.00-11.49%                     183    32,016,760   23.65      5.652        710    174,955     78.53      86.01    28.11     36.34
11.50-11.99%                     200    34,204,762   25.27      6.008        703    171,024     79.16      87.77    17.31     40.56
12.00-12.49%                      95    17,681,353   13.06      6.337        702    186,120     79.65      89.77    16.99     29.49
12.50-12.99%                      34     5,431,423    4.01      6.812        704    159,748     80.22      90.61    18.05     20.70
13.00-13.49%                       3       442,978    0.33      7.053        702    147,659     80.00      92.36    21.26      0.00
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            761  $135,381,154  100.00%     5.748%       709   $177,899     78.91%     86.27%   22.43%    40.03%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                      Distribution by Minimum Lifetime Rate

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Life Minimum Rate             Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
2.00- 2.49%                        1      $119,203    0.09%     5.625%       774   $119,203     79.98%     89.99%    0.00%     0.00%
2.50- 2.99%                      760   135,261,951   99.91      5.748        709    177,976     78.91      86.27    22.45     40.06
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            761  $135,381,154  100.00%     5.748%       709   $177,899     78.91%     86.27%   22.43%    40.03%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Margin                        Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
2.00%- 2.49%                       1      $119,203    0.09%     5.625%       774   $119,203     79.98%     89.99%    0.00%     0.00%
2.50%- 2.99%                     760   135,261,951   99.91      5.748        709    177,976     78.91      86.27    22.45     40.06
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            761  $135,381,154  100.00%     5.748%       709   $177,899     78.91%     86.27%   22.43%    40.03%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                      Distribution by First Adjustment Cap

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
First Adj Cap                 Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
5.00%                            761  $135,381,154  100.00%     5.748%       709   $177,899     78.91%     86.27%   22.43%    40.03%
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            761  $135,381,154  100.00%     5.748%       709   $177,899     78.91%     86.27%   22.43%    40.03%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                      Distribution by Periodic Lifetime Cap

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Periodic Life Cap             Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
5.00%                            364   $65,442,637   48.34%     5.917%       709   $179,787     79.06%     85.41%   19.36%    43.87%
6.00%                            397    69,938,517   51.66      5.589        709    176,168     78.77      87.07    25.30     36.43
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            761  $135,381,154  100.00%     5.748%       709   $177,899     78.91%     86.27%   22.43%    40.03%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Group II Mortgage Loans (1)

Scheduled Principal Balance:                                        $81,156,888
Number of Mortgage Loans:                                                   159
Average Scheduled Principal Balance:                                   $510,421
Percentage of IOs:                                                        93.87%
Weighted Average Gross Coupon:                                            5.636%
Weighted Average Net Coupon (2):                                          5.373%
Weighted Average Original FICO Score:                                       701
Weighted Average Original LTV Ratio:                                      77.94%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning (months):                                          2
Weighted Average Months to Roll:                                             46
Weighted Average Gross Margin:                                             2.75%
Weighted Average Initial Rate Cap:                                         5.00%
Weighted Average Periodic Rate Cap:                                        1.00%
Weighted Average Gross Maximum Lifetime Rate:                             11.25%

(1) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less Servicing Fees Rate and Trustee Fee Rate.

                    Distribution by Current Principal Balance

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Principal Loan Balance        Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
$300,001 - $350,000                7    $2,397,628    2.95%     5.412%       690   $342,518     77.02%     81.61%    0.00%    71.33%
$350,001 - $400,000               36    13,667,510   16.84      5.665        700    379,653     78.35      83.01    22.83     60.52
$400,001 - $450,000               23     9,739,319   12.00      5.532        708    423,449     79.73      87.46    17.69     65.67
$450,001 - $500,000               27    13,068,327   16.10      5.770        700    484,012     78.26      84.78    10.80     67.15
$500,001 - $550,000               19    10,003,430   12.33      5.648        696    526,496     78.86      85.13    16.10     68.41
$550,001 - $600,000               14     8,032,732    9.90      5.704        671    573,767     79.09      90.19    21.03    100.00
$600,001 - $650,000               13     8,282,818   10.21      5.492        690    637,140     78.38      88.17    15.70     84.39
$650,001 - $700,000                6     4,158,750    5.12      5.731        738    693,125     76.08      89.71     0.00     83.20
$700,001 - $750,000                1       740,000    0.91      5.750        664    740,000     80.00      80.00     0.00    100.00
$750,001 - $800,000                5     3,904,250    4.81      6.150        726    780,850     75.85      79.61    39.84     19.67
$800,001 - $850,000                4     3,356,889    4.14      5.626        710    839,222     74.81      82.29    25.02     74.98
$850,001 - $900,000                1       880,000    1.08      4.875        762    880,000     80.00      80.00     0.00    100.00
$950,001 - $1,000,000              3     2,925,236    3.60      5.007        729    975,079     69.63      69.63     0.00     67.28
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            159   $81,156,888  100.00%     5.636%       701   $510,421     77.94%     84.89%   16.33%    70.67%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Current Rate                  Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
4.99% & Below                     19   $11,128,507   13.71%     4.756%       708   $585,711     75.72%     79.81%   17.17%    77.77%
5.00- 5.49%                       38    17,594,906   21.68      5.259        711    463,024     79.56      85.91     9.50     77.10
5.50- 5.99%                       64    32,932,866   40.58      5.658        696    514,576     77.90      86.72    17.89     73.08
6.00- 6.49%                       21    10,662,637   13.14      6.131        704    507,745     77.00      82.30    29.31     62.08
6.50- 6.99%                       13     6,315,698    7.78      6.616        687    485,823     78.44      86.05    10.29     62.81
7.00- 7.49%                        3     1,742,274    2.15      7.241        694    580,758     79.31      86.56     0.00     27.54
7.50- 7.99%                        1       780,000    0.96      7.500        676    780,000     80.00      80.00     0.00      0.00
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            159   $81,156,888  100.00%     5.636%       701   $510,421     77.94%     84.89%   16.33%    70.67%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                              Distribution by FICO

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Credit Score                  Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
780 and above                     11    $5,076,484    6.26%     5.485%       793   $461,499     78.03%     85.39%    0.00%    66.24%
760-779                           16     9,905,554   12.21      5.460        768    619,097     74.90      82.10    12.06     44.35
740-759                            9     4,985,289    6.14      5.606        750    553,921     79.28      90.60     9.07     52.28
720-739                           18     8,152,131   10.04      5.416        730    452,896     77.95      82.34    35.75     50.12
700-719                           17     8,303,199   10.23      5.797        706    488,423     78.31      86.71     7.83     52.62
680-699                           18     9,644,234   11.88      5.791        690    535,791     78.66      85.05    15.66     70.48
660-679                           36    18,234,534   22.47      5.697        669    506,515     79.18      84.85    17.40     84.29
640-659                           25    12,757,558   15.72      5.631        649    510,302     78.64      87.05    26.31     96.17
620-639                            9     4,097,905    5.05      5.779        631    455,323     73.29      78.64     0.00    100.00
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            159   $81,156,888  100.00%     5.636%       701   $510,421     77.94%     84.89%   16.33%    70.67%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                          Distribution by Original LTV

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Orig LTV                      Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
50.01 - 60.00%                     2      $819,380    1.01%     4.485%       715   $409,690     53.86%     53.86%    0.00%   100.00%
60.01 - 70.00%                    19    10,783,172   13.29      5.773        716    567,535     67.78      71.02    33.59     37.65
70.01 - 80.00%                   124    63,031,116   77.67      5.624        698    508,315     78.62      87.03    15.27     72.90
80.01 - 85.00%                     1       500,000    0.62      5.375        674    500,000     84.89      84.89     0.00    100.00
85.01 - 90.00%                     8     3,930,071    4.84      5.781        700    491,259     89.80      89.80     0.00    100.00
90.01 - 95.00%                     5     2,093,150    2.58      5.541        722    418,630     95.00      95.00     0.00    100.00
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            159   $81,156,888  100.00%     5.636%       701   $510,421     77.94%     84.89%   16.33%    70.67%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                          Distribution by Document Type

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Documentation                 Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
Limited                          133   $67,907,095   83.67%     5.634%       703   $510,580     78.20%     84.83%    0.00%    72.37%
Full Doc                          26    13,249,794   16.33      5.646        693    509,607     76.58      85.24   100.00     61.96
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            159   $81,156,888  100.00%     5.636%       701   $510,421     77.94%     84.89%   16.33%    70.67%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Loan Purpose                  Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
Purchase                          88   $45,578,718   56.16%     5.599%       714   $517,940     79.30%     87.03%   11.42%    61.29%
Cashout Refi                      41    21,201,973   26.12      5.621        681    517,121     77.03      81.57    14.50     92.13
Rate/Term Refi                    30    14,376,198   17.71      5.776        689    479,207     74.94      83.03    34.57     68.74
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            159   $81,156,888  100.00%     5.636%       701   $510,421     77.94%     84.89%   16.33%    70.67%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                        Distribution by Occupancy Status

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Occupancy Status              Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
Owner Occupied                   111   $57,352,287   70.67%     5.566%       690   $516,687     78.83%     86.60%   14.31%   100.00%
Non-Owner                         45    22,276,227   27.45      5.791        728    495,027     75.96      80.48    22.63      0.00
Second Home                        3     1,528,374    1.88      6.008        746    509,458     73.14      85.42     0.00      0.00
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            159   $81,156,888  100.00%     5.636%       701   $510,421     77.94%     84.89%   16.33%    70.67%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                          Distribution by Property Type

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Property Type                 Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occu-pied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
Single Family Detached            97   $48,739,376   60.06%     5.549%       700   $502,468     78.12%     85.27%   15.74%    78.03%
PUD Detached                      29    14,076,112   17.34      5.558        694    485,383     79.24      86.76    13.70     73.36
2-4 Family                        11     7,715,948    9.51      6.165        717    701,450     76.49      80.90    10.21     48.47
Condo                             12     6,199,552    7.64      5.753        707    516,629     78.01      86.99     7.03     56.04
Single Family Attached             7     2,782,000    3.43      6.067        719    397,429     72.20      74.49    87.17     28.29
PUD Attached                       3     1,643,900    2.03      5.250        684    547,967     77.43      86.23     0.00     60.46
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            159   $81,156,888  100.00%     5.636%       701   $510,421     77.94%     84.89%   16.33%    70.67%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                              Distribution by State

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
State                         Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
California(Southern)              53   $28,240,086   34.80%     5.753%       697   $532,832     78.08%     85.09%   18.62%    69.16%
California(Northern)              46    22,273,407   27.44      5.642        701    484,204     77.52      84.13    21.17     67.07
New York                           5     2,510,542    3.09      5.900        712    502,108     80.85      88.08     0.00     60.74
Illinois                           4     2,377,763    2.93      5.533        726    594,441     79.99      89.28     0.00     35.20
Arizona                            5     2,315,025    2.85      6.307        677    463,005     79.61      90.13     0.00     81.75
Oregon                             4     2,064,950    2.54      5.747        687    516,237     79.29      83.14    25.92     49.87
Massachusetts                      4     1,961,314    2.42      5.427        714    490,329     68.61      71.06     0.00     72.62
Connecticut                        4     1,926,718    2.37      5.404        705    481,680     73.77      81.85    23.36     79.28
Texas                              4     1,821,722    2.24      5.217        689    455,430     79.13      82.73     0.00     64.71
Georgia                            2     1,808,236    2.23      4.875        694    904,118     72.68      72.68    46.45    100.00
North Carolina                     3     1,716,000    2.11      5.541        742    572,000     80.00      94.69    59.44     73.66
Others                            25    12,141,126   14.96      5.432        704    485,645     79.30      87.11     3.54     85.62
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            159   $81,156,888  100.00%     5.636%       701   $510,421     77.94%     84.89%   16.33%    70.67%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Zip Codes                     Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
94595                              5    $1,995,000    2.46%     6.375%       735   $399,000     70.00%     70.00%  100.00%     0.00%
90404                              2     1,568,750    1.93      6.000        766    784,375     74.70      74.70     0.00      0.00
60610                              3     1,540,874    1.90      5.890        719    513,625     79.99      83.45     0.00      0.00
95037                              2     1,288,800    1.59      5.337        669    644,400     77.22      87.63     0.00    100.00
94560                              3     1,233,600    1.52      5.633        697    411,200     80.00      92.32     0.00    100.00
92649                              1     1,000,000    1.23      5.500        695  1,000,000     68.97      68.97     0.00    100.00
95121                              2       972,000    1.20      5.188        665    486,000     80.00      85.06    49.38    100.00
30004                              1       968,236    1.19      4.875        724    968,236     75.00      75.00     0.00    100.00
92037                              1       957,000    1.18      4.625        769    957,000     64.88      64.88     0.00      0.00
92129                              2       932,700    1.15      5.475        657    466,350     86.01      91.99    39.88    100.00
Others                           137    68,699,928   84.65      5.642        699    501,459     78.39      85.96    15.14     74.17
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            159   $81,156,888  100.00%     5.636%       701   $510,421     77.94%     84.89%   16.33%    70.67%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                  Distribution by Remaining Months to Maturity

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Remaining Months To Maturity  Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
331 - 360                        159   $81,156,888  100.00%     5.636%       701   $510,421     77.94%     84.89%   16.33%    70.67%
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            159   $81,156,888  100.00%     5.636%       701   $510,421     77.94%     84.89%   16.33%    70.67%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                        Distribution by Amortization Type

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Amortization Type             Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
3/1 Hybrid                        96   $49,711,443   61.25%     5.460%       704   $517,828     78.50%     85.47%   12.51%    69.65%
5/1 Hybrid                        53    26,677,097   32.87      5.943        698    503,341     77.30      84.34    20.46     68.83
10/1 Hybrid                        6     3,194,298    3.94      5.914        699    532,383     75.13      84.57    34.20     87.38
7/1 Hybrid                         4     1,574,050    1.94      5.430        666    393,513     76.65      76.65    30.49    100.00
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            159   $81,156,888  100.00%     5.636%       701   $510,421     77.94%     84.89%   16.33%    70.67%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                          Distribution Prepayment Term

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Prepayment Term               Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
0                                104   $53,723,192   66.20%     5.561%       704   $516,569     77.83%     84.66%   17.10%    70.99%
36                                55    27,433,696   33.80      5.784        696    498,794     78.15      85.35    14.81     70.04
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            159   $81,156,888  100.00%     5.636%       701   $510,421     77.94%     84.89%   16.33%    70.67%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Periodic Cap

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Periodic Cap                  Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
1.00%                            159   $81,156,888  100.00%     5.636%       701   $510,421     77.94%     84.89%   16.33%    70.67%
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            159   $81,156,888  100.00%     5.636%       701   $510,421     77.94%     84.89%   16.33%    70.67%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                      Distribution by Months to Rate Reset

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Months To Rate Reset          Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
25-36                             96   $49,711,443   61.25%     5.460%       704   $517,828     78.50%     85.47%   12.51%    69.65%
43-56                              5     2,698,252    3.32      6.901        701    539,650     76.23      80.91     0.00     22.15
57-70                             48    23,978,845   29.55      5.835        698    499,559     77.41      84.73    22.76     74.08
71-84                              4     1,574,050    1.94      5.430        666    393,513     76.65      76.65    30.49    100.00
109-120                            6     3,194,298    3.94      5.914        699    532,383     75.13      84.57    34.20     87.38
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            159   $81,156,888  100.00%     5.636%       701   $510,421     77.94%     84.89%   16.33%    70.67%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                      Distribution by Maximum Lifetime Rate

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Life Maximum Rate             Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
9.50- 9.99%                        3    $1,566,200    1.93%     4.875%       688   $522,067     78.14%     78.14%   53.63%   100.00%
10.00-10.49%                      14     6,308,423    7.77      5.046        723    450,602     78.68      83.46    13.69     75.72
10.50-10.99%                      37    20,992,429   25.87      5.312        702    567,363     76.42      83.76    17.88     81.86
11.00-11.49%                      37    17,056,324   21.02      5.550        701    460,982     77.51      83.70    16.43     69.89
11.50-11.99%                      52    25,831,078   31.83      5.859        693    496,752     78.51      87.20    14.94     66.30
12.00-12.49%                      12     7,257,584    8.94      6.257        712    604,799     78.51      84.72    15.57     54.37
12.50-12.99%                       3     1,665,100    2.05      7.009        698    555,033     82.11      85.31     0.00     21.08
13.00-13.49%                       1       479,750    0.59      7.000        687    479,750     95.00      95.00     0.00    100.00
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            159   $81,156,888  100.00%     5.636%       701   $510,421     77.94%     84.89%   16.33%    70.67%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                      Distribution by Minimum Lifetime Rate

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Life Minimum Rate             Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
2.50- 2.99%                      159   $81,156,888  100.00%     5.636%       701   $510,421     77.94%     84.89%   16.33%    70.67%
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            159   $81,156,888  100.00%     5.636%       701   $510,421     77.94%     84.89%   16.33%    70.67%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                             Distribution by Margin

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Margin                        Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
2.50%- 2.99%                     159   $81,156,888  100.00%     5.636%       701   $510,421     77.94%     84.89%   16.33%    70.67%
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            159   $81,156,888  100.00%     5.636%       701   $510,421     77.94%     84.89%   16.33%    70.67%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by First Adjustment Cap

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
First Adj Cap                 Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
5.00%                            159   $81,156,888  100.00%     5.636%       701   $510,421     77.94%     84.89%   16.33%    70.67%
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            159   $81,156,888  100.00%     5.636%       701   $510,421     77.94%     84.89%   16.33%    70.67%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========

                      Distribution by Periodic Lifetime Cap

                                                     Pct.
                                                      Of
                                                     Pool    Weighted                        Weighted   Weighted    Pct.
                              Number                  By       Avg.     Weighted    Avg.       Avg.       Avg.      Full     Pct.
                                Of     Principal    Prin.     Gross       Avg.    Principal  Original    Comb.      Loan    Owner
Periodic Life Cap             Loans     Balance      Bal.     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
5.00%                             63   $31,445,446   38.75%     5.914%       697   $499,134     77.04%     83.98%   22.36%    72.27%
6.00%                             96    49,711,443   61.25      5.460        704    517,828     78.50      85.47    12.51     69.65
----------------------------  ------  ------------  ------   --------   --------  ---------  --------   --------   ------  --------
TOTAL                            159   $81,156,888  100.00%     5.636%       701   $510,421     77.94%     84.89%   16.33%    70.67%
============================  ======  ============  ======   ========   ========  =========  ========   ========   ======  ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap and the Effective WAC Cap. The WAC Cap and the Effective WAC Cap (the WAC Cap plus the purchased interest rate cap) for each Distribution Date are as set forth in the following table. Bonds pay on the 25th (or next business day). The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

Distribution                  Effective
    Date       WAC Cap (%)   WAC Cap (%)
------------   -----------   -----------
      Aug-04       6.04749      10.00000
      Sep-04       4.94791      10.00000
      Oct-04       5.83143      10.00000
      Nov-04       5.10247      10.00000
      Dec-04       5.26703      10.00000
      Jan-05       5.63024      10.00000
      Feb-05       5.26697      10.00000
      Mar-05       5.83125      10.00000
      Apr-05       5.26690      10.00000
      May-05       5.44242      10.00000
      Jun-05       4.94763      10.00000
      Jul-05       5.83109      10.00000
      Aug-05       5.26676      10.00000
      Sep-05       5.10214      10.00000
      Oct-05       5.62991      10.00000
      Nov-05       5.26665      10.00000
      Dec-05       5.10203      10.00000
      Jan-06       5.62979      10.00000
      Feb-06       4.94736      10.00000
      Mar-06       5.83077      10.00000
      Apr-06       5.62967      10.00000
      May-06       5.44198      10.00000
      Jun-06       5.10182      10.00000
      Jul-06       5.62955      10.00000
      Aug-06       5.26632      10.00000
      Sep-06       5.26628      10.00000
      Oct-06       5.44178      10.00000
      Nov-06       4.94704      10.00000
      Dec-06       5.62935      10.00000
      Jan-07       5.44166      10.00000
      Feb-07       5.10152      10.00000
      Mar-07       5.83026      10.00000
      Apr-07       5.65023      10.00000
      May-07       6.67795      10.00000
      Jun-07       7.94933      10.00000
      Jul-07       8.21413      10.00000
      Aug-07       7.46724      10.00000
      Sep-07       8.49702      10.00000
      Oct-07       8.25532      10.00000
      Nov-07       7.93181      10.00000
      Dec-07       8.76766      10.00000
      Jan-08       8.76757      10.00000
      Feb-08       8.48465      10.00000
      Mar-08       9.06969      10.00000
      Apr-08       8.48445      10.00000
      May-08       8.21921      10.00000
      Jun-08       9.06936      10.00000
      Jul-08       8.76694      10.00000
      Aug-08       8.48402      10.00000
      Sep-08       8.48390      10.00000
      Oct-08       8.21866      10.00000
      Nov-08       9.06873      10.00000
      Dec-08       8.48352      10.00000
      Jan-09       8.48339      10.00000
      Feb-09       8.76602      10.00000
      Mar-09       9.39201      10.00000
      Apr-09       8.75301      10.00000
      May-09      10.71155      10.71155
      Jun-09      10.74311      10.74311
      Jul-09      10.07156      10.07156


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A

This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Interest Rate Cap") available to pay Basis Risk Carry Forward Amounts on all LIBOR Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of $215,376,105 (the initial fix rate notional amount), a term of 57 months beginning on the first distribution date and a strike rate as detailed in the table below with an upper collar of 10.00%.

The Interest Rate Cap Notional Amount Amortization Schedule


Distribution Period                           Interest Rate Cap
     (months)         Cap Strike Rate (%)    Notional Amount ($)
-------------------   --------------------   -------------------
                  1                6.04749        215,376,105.10
                  2                4.94791        209,021,607.26
                  3                5.83143        202,854,360.28
                  4                5.10247        196,868,852.03
                  5                5.26703        191,059,732.53
                  6                5.63024        185,421,809.12
                  7                5.26697        179,950,041.90
                  8                5.83125        174,639,539.21
                  9                5.26690        169,485,553.27
                 10                5.44242        164,483,475.95
                 11                4.94763        159,628,834.69
                 12                5.83109        154,917,288.47
                 13                5.26676        150,344,624.00
                 14                5.10214        145,906,751.92
                 15                5.62991        141,599,703.17
                 16                5.26665        137,419,625.46
                 17                5.10203        133,362,779.83
                 18                5.62979        129,425,537.33
                 19                4.94736        125,604,375.77
                 20                5.83077        121,895,876.59
                 21                5.62967        118,296,721.82
                 22                5.44198        114,803,691.11
                 23                5.10182        111,413,658.85
                 24                5.62955        108,123,591.43
                 25                5.26632        104,930,544.49
                 26                5.26628        101,831,660.29
                 27                5.44178         98,824,165.22
                 28                4.94704         95,905,367.26
                 29                5.62935         93,072,653.63
                 30                5.44166         90,323,488.44
                 31                5.10152         87,655,410.41
                 32                5.83026         85,066,030.73
                 33                5.65023         82,553,030.85
                 34                6.67795         80,116,688.84
                 35                7.94933         77,744,956.36
                 36                8.21413         75,431,222.38
                 37                7.46724         73,186,065.32
                 38                8.49702         71,007,458.62
                 39                8.25532         68,893,435.50
                 40                7.93181         66,842,350.14
                 41                8.76766         64,853,387.21
                 42                8.76757         62,925,301.02
                 43                8.48465         61,054,308.68
                 44                9.06969         59,238,724.30
                 45                8.48445         57,476,911.68
                 46                8.21921         55,767,282.83
                 47                9.06936         54,108,296.57
                 48                8.76694         52,498,457.13
                 49                8.48402         50,936,312.83


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution Period                           Interest Rate Cap
     (months)         Cap Strike Rate (%)    Notional Amount ($)
-------------------   --------------------   -------------------
                 50                8.48390         49,420,454.79
                 51                8.21866         47,949,515.65
                 52                9.06873         46,522,168.36
                 53                8.48352         45,137,124.98
                 54                8.48339         43,793,135.55
                 55                8.76602         42,488,986.97
                 56                9.39201         41,223,501.88
                 57                8.75301         39,995,537.67


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.